UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 15, 2008
Parallel Petroleum Corporation

(Exact name of registrant as specified in its charter)
Delaware

(State or other jurisdiction of incorporation)

0-13305	75-1971716

(Commission file number)	(IRS employer identification number)

1004 N. Big Spring, Suite 400, Midland, Texas	79701

(Address of principal executive offices)	(Zip code)
(432) 684-3727

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On April 15, 2008, Parallel Petroleum Corporation (“Parallel”) issued a press release announcing the commencement of the warrant exercise period for warrants issued in Parallel’s initial public offering in 1980, as a component of the units sold by Parallel. A copy of Parallel’s press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

99.1	Press Release, dated April 15, 2008.
* * * * *

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARALLEL PETROLEUM CORPORATION
Date: April 15, 2008
	By:	/s/ Larry C. Oldham
Larry C. Oldham, President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated April 15, 2008.